UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2021

DP Cap Acquisition Corp I
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41041
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Marina Park Drive 10th Floor Boston, MA 02210	20016
(Address of principal executive offices)	(Zip Code)

(617) 874-5152
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	DPCSU	The Nasdaq Stock Market LLC
Class A ordinary shares, $0.0001 par value,	DPCS	The Nasdaq Stock Market LLC
Redeemable public warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	DPCSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On November 12, 2021, DP Cap Acquisition Corp I (the “Company”) consummated its initial public offering (the “IPO”) of 23,000,000 units (the “Units”), which included the exercise in full of the underwriters’ option to purchase an additional 3,000,000 Units at the initial public offering price to cover over-allotments. Each Unit consists of one Class A ordinary share, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds of $230,000,000.

Simultaneously with the consummation of the IPO on November 12, 2021, the Company completed the private sale (the “Private Placement”) of 4,733,333 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant, to the Company’s sponsor, DP Investment Management Sponsor I LLC (the “Sponsor”), generating gross proceeds to the Company of $7.1 million. Each Private Placement Warrant entitles the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment.

Simultaneously with the consummation of the IPO on November 12, 2021, the Sponsor loaned $4,600,000 (the “Promissory Note”) to the Company at no interest and will be repaid or converted into private placement warrants (the “Sponsor Loan Warrants”) at a conversion price of $1.50 per Sponsor Loan Warrant, at the Sponsor’s discretion and at any time until the consummation of the Company’s initial business combination.

Approximately $234.6 million of the net proceeds from the IPO, the sale of the Private Placement Warrants to the Sponsor and the proceeds from the Promissory Note have been deposited in a trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee, established for the benefit of the Company’s public stockholders. An audited balance sheet as of November 12, 2021 reflecting receipt of the net proceeds from the IPO, the Private Placement and the Promissory Note is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibits

99.1	Audited Balance Sheet as of November 12, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DP Cap Acquisition Corp I

Date: November 19, 2021	By:	/s/ Martin Zinny
	Name:	Martin Zinny
	Title:	Chief Executive Officer